UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  August 17, 2006


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                    0-31525                   68-0352144
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     Of incorporation)               File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California          95670
-----------------------------------------------------------       ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code           (916) 231-6700
                                                           -----------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement.

On August 16, 2006, the Board of Directors of the registrant, American River Bankshares, terminated the American River Bankshares Stock Option Gross-Up Plan, as amended, dated May 20, 1998 (the "Plan"). The purpose of the Plan was to pay the taxes on non-qualified stock options; the intent was to encourage ownership of the Company by the directors and management of the Company. The Plan identified certain individuals and related to options granted in 1994 and 1995. The Plan was terminated as all stock options covered under the Plan have either been exercised or have been forfeited.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
August 17, 2006                     Mitchell A. Derenzo, Chief Financial Officer








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